                                                                 Exhibit 10.3(c)


                                                            --------------------
                                                            |  EXECUTION COPY  |
                                                            --------------------



                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated December 29, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-J Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as servicer, and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2006-J Trust.

     WHEREAS, pursuant to (i) that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006 (the "MSWSA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer, (ii) that certain Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006 (the "MMLPA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller, and (iii) those certain Assignment and Conveyance Agreements (2006-W89, 2006-W98 and 2006-W100), each dated November 29, 2006 (together with the MSWSA and the MMLPA, the "Purchase and Servicing Agreements"), by and between Assignor and Wells Fargo Bank, each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, the Securities Administrator and the Assignee, pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

     Notwithstanding any provision in this Agreement to the contrary, it is understood that Wells Fargo Bank is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by Wells Fargo Bank in the Purchase and Servicing Agreements prior to the date hereof regardless of when such breaches are discovered or made known.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the MSWSA, Wells Fargo Bank shall service the Mortgage Loans pursuant to the MSWSA as modified by Section 6 of this Agreement, for the benefit of the Assignee.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the MSWSA are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the MSWSA, as applicable, and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. In accordance with Sections 2.03 and 9.01 of the MSWSA, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the MSWSA) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 7 herein on or before the closing date of the related Securitization Transaction (as defined in the MSWSA).

     6. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the MSWSA:

     a. Section 4.02. Section 4.02 is hereby modified by deleting the phrase "of the Company's intention to do so" and replacing it with the phrase "via the monthly reports as identified in Section 5.02, that foreclosure proceedings have commenced."

     b. Section 5.02. Section 5.02 is hereby modified to read as follows:

        "Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit G-1 is limited to that which is readily available to the Company and is mutually agreed to by the Company and the Master Servicer."

        The  exhibits  referenced  in  this  Section  6 are   attached  to  this
        Agreement as Exhibit B hereto.

     c. Section 6.05. Section 6.05 is hereby modified by deleting such section in its entirety and inserting "[Reserved]."

     d. Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty (30)":

        "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten (10))"

     e. For purposes of clarification, the Servicing Fee Rate is equal to 0.250% per annum.

     7. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreements is:


                    U.S. Bank National Association 209 S. LaSalle Street, Suite 300 Chicago, Illinois 60604
                    Attention: Structured Finance Trust Services, BAFC 2006-J

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                    Banc of America Funding Corporation
                    214 North Tryon Street
                    Charlotte, North Carolina 28255
                    Attention: General Counsel and Chief Financial Officer

     8. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                    WELLS FARGO BANK, N.A.
                    ABA# 121000248
                    FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416
                    FFC TO: BAFC 2006-J #50971800

     9. Wells Fargo Bank hereby acknowledges that the Assignee intends to make a REMIC election with respect to the Mortgage Loans and that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase and Servicing Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Purchase and Servicing Agreements to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to terminate Wells Fargo Bank under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Purchase and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Purchase and Servicing Agreements, the right to examine the books and records of Wells Fargo Bank, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank.


                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                         Bank of America, National Association,
                                         as Assignor


                                         By:  /s/ Scott Evans
                                              --------------------------
                                              Name:  Scott Evans
                                              Title: Principal


                                         U.S. Bank National
                                         Association, as Assignee


                                         By:  /s/ Melissa A. Rosal
                                              --------------------------
                                              Name:    Melissa A. Rosal
                                              Title:   Vice President


                                         Banc of America Funding Corporation


                                         By:  /s/ Bruce W. Good
                                              --------------------------
                                              Name:  Bruce W. Good
                                              Title: Principal


                                         Wells Fargo Bank, N.A., as servicer


                                         By:  /s/ Bradley A. Davis
                                             ---------------------------
                                              Name:  Bradley A. Davis
                                              Title: Vice President


Acknowledged and Agreed as
of the date first written above:



Wells Fargo Bank, N.A., as Master Servicer


By: /s/ Darron Woodus
    --------------------
Name: Darron Woodus
Title: Assistant Vice President

                                    EXHIBIT A
                                    ---------

                           Schedule of Mortgage Loans



       [Please see the Free Writing Prospectus filed and accepted by the Securities and Exchange Commission on January 3, 2007, with a filing date of January 3, 2097 and accession number
                             0001379414-07-000002]

                                    EXHIBIT B
                                    ---------


            Exhibit G-1 Standard File Layout - Delinquency Reporting


-------------------------------------------------------------------------------------------------------------------

Column/Header Name                              Description                           Decimal      Format Comment
-------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the Servicer.
                                This may be different than the LOAN_NBR
-------------------------------------------------------------------------------------------------------------------

LOAN_NBR                        A unique identifier assigned to each loan by the
                                originator.
-------------------------------------------------------------------------------------------------------------------

CLIENT_NBR                      Servicer Client Number
-------------------------------------------------------------------------------------------------------------------

SERV_INVESTOR_NBR               Contains a unique number as assigned by an external
                                servicer to identify a group of loans in their system.
-------------------------------------------------------------------------------------------------------------------

BORROWER_FIRST_NAME             First Name of the Borrower.
-------------------------------------------------------------------------------------------------------------------

BORROWER_LAST_NAME              Last name of the borrower.
-------------------------------------------------------------------------------------------------------------------

PROP_ADDRESS                    Street Name and Number of Property
-------------------------------------------------------------------------------------------------------------------

PROP_STATE                      The state where the  property located.
-------------------------------------------------------------------------------------------------------------------

PROP_ZIP                        Zip code where the property is located.
-------------------------------------------------------------------------------------------------------------------

BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is due to the            MM/DD/YYYY
                                servicer at the end of processing cycle, as reported by
                                Servicer.
-------------------------------------------------------------------------------------------------------------------

LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
-------------------------------------------------------------------------------------------------------------------

BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed.                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was filed.
-------------------------------------------------------------------------------------------------------------------

BANKRUPTCY_CASE_NBR             The case number assigned by the court to the
                                bankruptcy filing.
-------------------------------------------------------------------------------------------------------------------

POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has been                  MM/DD/YYYY
                                approved by the courts
-------------------------------------------------------------------------------------------------------------------

BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From Bankruptcy.                      MM/DD/YYYY
                                Either by Dismissal, Discharged and/or a Motion For
                                Relief Was Granted.
-------------------------------------------------------------------------------------------------------------------

LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By The                   MM/DD/YYYY
                                Servicer
-------------------------------------------------------------------------------------------------------------------

LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A Loan
                                Such As;
-------------------------------------------------------------------------------------------------------------------

LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled To                 MM/DD/YYYY
                                End/Close
-------------------------------------------------------------------------------------------------------------------

LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually Completed                 MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer with              MM/DD/YYYY
                                instructions to begin foreclosure proceedings.
-------------------------------------------------------------------------------------------------------------------

ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue                       MM/DD/YYYY
                                Foreclosure
-------------------------------------------------------------------------------------------------------------------

FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a                      MM/DD/YYYY
                                Foreclosure Action
-------------------------------------------------------------------------------------------------------------------

FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected to                MM/DD/YYYY
                                occur.
-------------------------------------------------------------------------------------------------------------------



FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                           MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

FRCLSR_SALE_AMT                 The amount a property sold for at the foreclosure sale.     2      No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

EVICTION_START_DATE             The date the servicer initiates eviction of the borrower.          MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

EVICTION_COMPLETED_DATE         The date the court revokes legal possession of the                 MM/DD/YYYY
                                property from the borrower.
-------------------------------------------------------------------------------------------------------------------

LIST_PRICE                      The price at which an REO property is marketed.             2      No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

LIST_DATE                       The date an REO property is listed at a particular price.          MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

OFFER_AMT                       The dollar value of an offer for an REO property.           2      No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

OFFER_DATE_TIME                 The date an offer is received by DA Admin or by the                MM/DD/YYYY
                                Servicer.
-------------------------------------------------------------------------------------------------------------------

REO_CLOSING_DATE                The date the REO sale of the property is scheduled to              MM/DD/YYYY
                                close.
-------------------------------------------------------------------------------------------------------------------

REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                            MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

OCCUPANT_CODE                   Classification of how the property is occupied.
-------------------------------------------------------------------------------------------------------------------

PROP_CONDITION_CODE             A code that indicates the condition of the property.
-------------------------------------------------------------------------------------------------------------------

PROP_INSPECTION_DATE            The date a  property inspection is performed.                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

APPRAISAL_DATE                  The date the appraisal was done.                                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

CURR_PROP_VAL                   The current "as is" value of the property based on
                                brokers price opinion or appraisal.                         2
-------------------------------------------------------------------------------------------------------------------

REPAIRED_PROP_VAL               The amount the property would be worth if repairs are       2
                                completed pursuant to a broker's price opinion or
                                appraisal.
-------------------------------------------------------------------------------------------------------------------

If applicable:
--------------
-------------------------------------------------------------------------------------------------------------------

DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
-------------------------------------------------------------------------------------------------------------------

DELINQ_REASON_CODE              The circumstances which caused a borrower to stop
                                paying on a loan. Code indicates the reason why the
                                loan is in default for this cycle.
-------------------------------------------------------------------------------------------------------------------

MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed With                       MM/DD/YYYY
                                Mortgage Insurance Company.
-------------------------------------------------------------------------------------------------------------------

MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                           No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed Claim                    MM/DD/YYYY
                                Payment
-------------------------------------------------------------------------------------------------------------------

MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On Claim             2      No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance Company                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance Company           2      No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was Issued By                 MM/DD/YYYY
                                The Pool Insurer
-------------------------------------------------------------------------------------------------------------------

POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance Company              2      No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                           MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                            2      No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------



FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                            MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                             2      No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                           MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                            2      No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                            MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                             2      No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans Admin                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim Payment                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim                     2      No commas(,) or
                                                                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

            Exhibit G-1: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

                o  ASUM- Approved Assumption
                o  BAP- Borrower Assistance Program
                o  CO-Charge Off
                o  DIL- Deed-in-Lieu
                o  FFA- Formal Forbearance Agreement
                o  MOD- Loan Modification
                o  PRE- Pre-Sale
                o  SS- Short Sale
                o  MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

                o  Mortgagor
                o  Tenant
                o  Unknown
                o  Vacant

The Property Condition field should show the last reported condition of the property as follows:

                o  Damaged
                o  Excellent
                o  Fair
                o  Gone
                o  Good
                o  Poor
                o  Special Hazard
                o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

         ----------------------------------------------------------------------
         Delinquency  Delinquency Description
         Code
         ----------------------------------------------------------------------
         001          FNMA-Death of principal mortgagor
         ----------------------------------------------------------------------
         002          FNMA-Illness of principal mortgagor
         ----------------------------------------------------------------------
         003          FNMA-Illness of mortgagor's family member
         ----------------------------------------------------------------------
         004          FNMA-Death of mortgagor's family member
         ----------------------------------------------------------------------
         005          FNMA-Marital difficulties
         ----------------------------------------------------------------------
         006          FNMA-Curtailment of income
         ----------------------------------------------------------------------
         007          FNMA-Excessive Obligation
         ----------------------------------------------------------------------
         008          FNMA-Abandonment of property
         ----------------------------------------------------------------------
         009          FNMA-Distant employee transfer
         ----------------------------------------------------------------------
         011          FNMA-Property problem
         ----------------------------------------------------------------------
         012          FNMA-Inability to sell property
         ----------------------------------------------------------------------
         013          FNMA-Inability to rent property
         ----------------------------------------------------------------------
         014          FNMA-Military Service
         ----------------------------------------------------------------------
         015          FNMA-Other
         ----------------------------------------------------------------------
         016          FNMA-Unemployment
         ----------------------------------------------------------------------
         017          FNMA-Business failure
         ----------------------------------------------------------------------
         019          FNMA-Casualty loss
         ----------------------------------------------------------------------
         022          FNMA-Energy environment costs
         ----------------------------------------------------------------------
         023          FNMA-Servicing problems
         ----------------------------------------------------------------------
         026          FNMA-Payment adjustment
         ----------------------------------------------------------------------
         027          FNMA-Payment dispute
         ----------------------------------------------------------------------
         029          FNMA-Transfer of ownership pending
         ----------------------------------------------------------------------
         030          FNMA-Fraud
         ----------------------------------------------------------------------
         031          FNMA-Unable to contact borrower
         ----------------------------------------------------------------------
         INC          FNMA-Incarceration
         ----------------------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

               -----------------------------------------------------------------
                    Status Code      Status Description
               -----------------------------------------------------------------
                        09           Forbearance
               -----------------------------------------------------------------
                        17           Pre-foreclosure Sale Closing Plan Accepted
               -----------------------------------------------------------------
                        24           Government Seizure
               -----------------------------------------------------------------
                        26           Refinance
               -----------------------------------------------------------------
                        27           Assumption
               -----------------------------------------------------------------
                        28           Modification
               -----------------------------------------------------------------
                        29           Charge-Off
               -----------------------------------------------------------------
                        30           Third Party Sale
               -----------------------------------------------------------------
                        31           Probate
               ---------------------- ------------------------------------------
                        32           Military Indulgence
               -----------------------------------------------------------------
                        43           Foreclosure Started
               ---------------------- ------------------------------------------
                        44           Deed-in-Lieu Started
               -----------------------------------------------------------------
                        49           Assignment Completed
               -----------------------------------------------------------------
                        61           Second Lien Considerations
               -----------------------------------------------------------------
                        62           Veteran's Affairs-No Bid
               -----------------------------------------------------------------
                        63           Veteran's Affairs-Refund
               -----------------------------------------------------------------
                        64           Veteran's Affairs-Buydown
               -----------------------------------------------------------------
                        65           Chapter 7 Bankruptcy
               -----------------------------------------------------------------
                        66           Chapter 11 Bankruptcy
               -----------------------------------------------------------------
                        67           Chapter 13 Bankruptcy
               -----------------------------------------------------------------

            Exhibit G-2: Standard File Layout - Scheduled/Scheduled


-----------------------------------------------------------------------------------------------------------------

Column Name             Description                                    Decimal    Format Comment              Max
                                                                                                             Size
-----------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR        A value assigned by the Servicer to                       Text up to 10 digits        20
                        define a group of loans.
-----------------------------------------------------------------------------------------------------------------

LOAN_NBR                A unique identifier assigned to each loan                 Text up to 10 digits        10
                        by the investor.
-----------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR       A unique number assigned to a loan by the                 Text up to 10 digits        10
                        Servicer. This may be different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------

BORROWER_NAME           The borrower name as received in the                      Maximum length of 30        30
                        file.  It is not separated by first and                   (Last, First)
                        last name.
-----------------------------------------------------------------------------------------------------------------

SCHED_PAY_AMT           Scheduled monthly principal and scheduled         2       No commas(,) or dollar      11
                        interest payment that a borrower is                       signs ($)
                        expected to pay, P&I constant.
-----------------------------------------------------------------------------------------------------------------

NOTE_INT_RATE           The loan interest rate as reported by the         4       Max length of 6              6
                        Servicer.
-----------------------------------------------------------------------------------------------------------------

NET_INT_RATE            The loan gross interest rate less the             4       Max length of 6              6
                        service fee rate as reported by the
                        Servicer.
-----------------------------------------------------------------------------------------------------------------

SERV_FEE_RATE           The servicer's fee rate for a loan as             4       Max length of 6              6
                        reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------

SERV_FEE_AMT            The servicer's fee amount for a loan as           2       No commas(,) or dollar      11
                        reported by the Servicer.                                 signs ($)
-----------------------------------------------------------------------------------------------------------------

NEW_PAY_AMT             The new loan payment amount as reported           2       No commas(,) or dollar      11
                        by the Servicer.                                          signs ($)
-----------------------------------------------------------------------------------------------------------------

NEW_LOAN_RATE           The new loan rate as reported by the              4       Max length of 6              6
                        Servicer.
-----------------------------------------------------------------------------------------------------------------

ARM_INDEX_RATE          The index the Servicer is using to                4       Max length of 6              6
                        calculate a forecasted rate.
-----------------------------------------------------------------------------------------------------------------

ACTL_BEG_PRIN_BAL       The borrower's actual principal balance           2       No commas(,) or dollar      11
                        at the beginning of the processing cycle.                 signs ($)
-----------------------------------------------------------------------------------------------------------------

ACTL_END_PRIN_BAL       The borrower's actual principal balance           2       No commas(,) or dollar      11
                        at the end of the processing cycle.                       signs ($)
-----------------------------------------------------------------------------------------------------------------

BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle                   MM/DD/YYYY                  10
                        that the borrower's next payment is due
                        to the Servicer, as reported by Servicer.
-----------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_1         The first curtailment amount to be                2       No commas(,) or dollar      11
                        applied.                                                  signs ($)
-----------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_1        The curtailment date associated with the                  MM/DD/YYYY                  10
                        first curtailment amount.
-----------------------------------------------------------------------------------------------------------------

CURT_ADJ_ AMT_1         The curtailment interest on the first             2       No commas(,) or dollar      11
                        curtailment amount, if applicable.                        signs ($)
-----------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_2         The second curtailment amount to be               2       No commas(,) or dollar      11
                        applied.                                                  signs ($)
-----------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_2        The curtailment date associated with the                  MM/DD/YYYY                  10
                        second curtailment amount.
-----------------------------------------------------------------------------------------------------------------

CURT_ADJ_ AMT_2         The curtailment interest on the second            2       No commas(,) or dollar      11
                        curtailment amount, if applicable.                        signs ($)
-----------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_3         The third curtailment amount to be                2       No commas(,) or dollar      11
                        applied.                                                  signs ($)
-----------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_3        The curtailment date associated with the                  MM/DD/YYYY                  10
                        third curtailment amount.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3          The curtailment interest on the third             2       No commas(,) or dollar      11
                        curtailment amount, if applicable.                        signs ($)
-----------------------------------------------------------------------------------------------------------------

PIF_AMT                 The loan "paid in full" amount as                 2       No commas(,) or dollar      11
                        reported by the Servicer.                                 signs ($)
-----------------------------------------------------------------------------------------------------------------

PIF_DATE                The paid in full date as reported by the                  MM/DD/YYYY                  10
                        Servicer.
-----------------------------------------------------------------------------------------------------------------

                                                                                 Action Code Key:              2
                                                                                  15=Bankruptcy,
                                                                                  30=Foreclosure,
ACTION_CODE             The standard FNMA numeric code used to indicate the       60=PIF, 63=Substitution,
                        default/delinquent status of a particular loan.           65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------

INT_ADJ_AMT             The amount of the interest adjustment as          2       No commas(,) or dollar      11
                        reported by the Servicer.                                 signs ($)
-----------------------------------------------------------------------------------------------------------------

SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment amount,         2       No commas(,) or dollar      11
                        if applicable.                                            signs ($)
-----------------------------------------------------------------------------------------------------------------

NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount, if               2       No commas(,) or dollar      11
                        applicable.                                               signs ($)
-----------------------------------------------------------------------------------------------------------------

LOAN_LOSS_AMT           The amount the Servicer is passing as a           2       No commas(,) or dollar      11
                        loss, if applicable.                                      signs ($)
-----------------------------------------------------------------------------------------------------------------

SCHED_BEG_PRIN_BAL      The scheduled outstanding principal               2       No commas(,) or dollar      11
                        amount due at the beginning of the cycle                  signs ($)
                        date to be passed through to investors.
-----------------------------------------------------------------------------------------------------------------

SCHED_END_PRIN_BAL      The scheduled principal balance due to            2       No commas(,) or dollar      11
                        investors at the end of a processing                      signs($)
                        cycle.
-----------------------------------------------------------------------------------------------------------------

SCHED_PRIN_AMT          The scheduled principal amount as                 2       No commas(,) or dollar      11
                        reported by the Servicer for the current                  signs ($)
                        cycle -- only applicable for
                        Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------

SCHED_NET_INT           The scheduled gross interest amount less          2       No commas(,) or dollar      11
                        the service fee amount for the current                    signs ($)
                        cycle as reported by the Servicer -- only
                        applicable for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------

ACTL_PRIN_AMT           The actual principal amount collected by          2       No commas(,) or dollar      11
                        the Servicer for the current reporting                    signs ($)
                        cycle -- only applicable for
                        Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------

ACTL_NET_INT            The actual gross interest amount less the         2       No commas(,) or dollar      11
                        service fee amount for the current                        signs ($)
                        reporting cycle as reported by the
                        Servicer -- only applicable for
                        Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------

PREPAY_PENALTY_ AMT     The penalty amount received when a                2       No commas(,) or dollar      11
                        borrower prepays on his loan as reported                  signs ($)
                        by the Servicer.
-----------------------------------------------------------------------------------------------------------------

PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for the             2       No commas(,) or dollar      11
                        loan waived by the servicer.                              signs ($)
-----------------------------------------------------------------------------------------------------------------

MOD_DATE                The Effective Payment Date of the                         MM/DD/YYYY                  10
                        Modification for the loan.
-----------------------------------------------------------------------------------------------------------------

MOD_TYPE                The Modification Type.                                    Varchar - value can be      30
                                                                                  alpha or numeric
-----------------------------------------------------------------------------------------------------------------

DELINQ_P&I_ADVANCE_AMT  The current outstanding principal and             2       No commas(,) or dollar      11
                        interest advances made by Servicer.                       signs ($)
-----------------------------------------------------------------------------------------------------------------

   Exhibit G-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

          The numbers on the form correspond with the numbers listed below.


         Liquidation and Acquisition Expenses:
         -------------------------------------
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

         13.      The total of lines 1 through 12.

         Credits:
         --------

         14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

         22.      The total of lines 14 through 21.

         Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         -------------------------------------------

         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

            Exhibit G-3: Calculation of Realized Loss/Gain Form 332



                             WELLS FARGO BANK, N.A.

                        CALCULATION OF REALIZED LOSS/GAIN



Prepared by:  __________________                     Date:  _______________
Phone:  ________________________  Email Address:___________________________


   -----------------------   -----------------------     -----------------------
   |                     |   |                     |     |                     |
   |  Servicer Loan No.  |   |    Servicer Name    |     |  Servicer Address   |
   |                     |   |                     |     |                     |
   -----------------------   -----------------------     -----------------------


WELLS FARGO BANK, N.A. Loan No._________________________________________________

Borrower's Name:________________________________________________________________

Property
Address:________________________________________________________________________

Liquidation and Acquisition Expenses:
(1)       Actual Unpaid Principal Balance of Mortgage Loan $________________(1)
(2)       Interest accrued at Net Rate                     _________________(2)
(3)       Accrued Servicing Fees                           _________________(3)
(4)       Attorney's Fees                                  _________________(4)
(5)       Taxes                                            _________________(5)
(6)       Property Maintenance                             _________________(6)
(7)       MI/Hazard Insurance Premiums                     _________________(7)
(8)       Utility Expenses                                 _________________(8)
(9)       Appraisal/BPO                                    _________________(9)
(10)      Property Inspections                             ________________(10)
(11)      FC Costs/Other Legal Expenses                    ________________(11)
(12)      Other (itemize)                                  $_______________(12)
              Cash for Keys__________________________      ________________
              HOA/Condo Fees_________________________      ________________
              _______________________________________      ________________
              _______________________________________      ________________

              Total Expenses                               $_______________(13)
Credits:
(14)      Escrow Balance                                   $_______________(14)
(15)      HIP Refund                                       ________________(15)
(16)      Rental Receipts                                  ________________(16)

(17)      Hazard Loss Proceeds                             ________________(17)
(18)      Primary Mortgage Insurance Proceeds              ________________(18)
(19)      Pool Insurance Proceeds                          ________________(19)
(20)      Proceeds from Sale of Acquired Property          ________________(20)
(21)      Other (itemize)                                  ________________(21)
          Total Credits                                    $_______________(22)



Total Realized Loss (or Amount of Gain)                    $_______________(23)

                                   APPENDIX I
                                   ----------


                        Purchase and Servicing Agreements
                        ---------------------------------

                  Included as Exhibits 10.3(A) and (B) to the
               Current Report on Form 8-K pursuant to which this
           Assignment, Assumption and Recognition Agreement is filed.